Robinson Alternative Yield Pre-Merger SPAC ETF Trading Symbol: SPAX Listed on NYSE Arca, Inc Summary Prospectus August 28, 2022 www.robinsonetfs.com/

Before you invest, you may want to review the Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 28, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.robinsonetfs.com/spax/. You can also get this information at no cost by calling at (833) 743-0330 or by sending an e-mail request to contact@robinsonetfs.com.

Investment Objective

The Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”) seeks to provide total return while minimizing downside risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%
Less Fee Waiver	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.50%

(1)	The Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 0.50% of the Fund’s average daily net assets through at least August 28, 2023. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver will be higher than 0.50%. This agreement may be terminated only by, or with the consent of, the Tidal ETF Trust’s (the “Trust”) Board of Trustees (the “Board”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through August 28, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$236	$437	$1,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period June 22, 2021 (commencement of operations) to April 30, 2022, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). In pursuing the Fund’s investment objective, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, specifically units and shares of common stock and warrants, of U.S.-listed Special Purpose Acquisition Companies (“SPACs”). The Fund expects to invest the majority of its assets in SPACs which are small capitalization companies. The Fund considers a company to be a small capitalization company if it has a market capitalization below $2 billion. A SPAC (or “blank check company”) is a company with no commercial operations that is established solely to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing operating company. A SPAC is publicly traded and is formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more other operating companies. SPACs often have pre-determined time frames to complete a business combination (typically two years) or the SPAC will liquidate. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash and such assets are held in a trust account. SPACs generally offer units, each comprised of one share of common stock and a warrant (or portion of a warrant) to purchase common stock upon or after the business combination. A warrant is a security that allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The Fund may seek to sell warrants that it receives in connection with the purchase of a SPAC’s units in order to generate additional returns for shareholders. The Fund intends to sell any SPAC units, common shares and warrants prior to the completion of a business combination. SPAC common stock shareholders of record have the right to redeem their shares for the pro rata trust account value rather than participating as a shareholder of a successful merger or business combination. SPAC common stock and warrants may each trade separately on an exchange. A SPAC will file a notice with the SEC and inform investors when warrants may be traded separately from common stock.

The Fund may also invest up to 20% of its net assets in cash, cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities for cash management purposes or due to a lack of suitable investment opportunities.

Investment decisions for the Fund are made by Robinson Capital Management, LLC (“Robinson” or the “Sub-Adviser”), subject to the supervision of Toroso Investments, LLC (“Toroso” or the “Adviser”). The Sub-Adviser will utilize both qualitative and quantitative analyses. The qualitative analysis involves the Sub-Adviser assigning a likelihood, or probability, that a SPAC will be successful in identifying and completing a business combination. Qualitative factors to be evaluated include the deal making track record and pedigree of the SPAC sponsor, its management and board, as well as the SPAC sponsor’s history in allocating capital, securing financing, managing public companies and background in the industry or business where the SPAC is searching for a business combination. The Sub-Adviser will also consider the voting power of certain stockholders, including stockholders affiliated with the management of the SPAC, in evaluating potential SPAC investments. Quantitative factors to be evaluated include the implied yield-to-worst of the SPAC common shares (i.e., the trust account value divided by the current share price which is then annualized based on the remaining time left to complete a transaction), as well as the value of any attached warrants to the SPAC units. Based on this quantitative analysis, the Sub-Adviser characterizes the Fund’s SPAC investments as an “alternative yield” strategy.

The Sub-Adviser intends to purchase SPAC common stock shares at, or below, the value of the underlying pro rata share of the trust account, and the Sub-Adviser intends to purchase SPAC units at prices at, or below, the combination of the value of the pro rata share of the trust account and the market value of any attached warrants. The Sub-Adviser intends to sell a SPAC investment in the Fund’s portfolio prior to a completed business combination when there has been a deterioration in the quantitative and qualitative factors analyzed by the Sub-Adviser and/or if the Sub-Adviser determines that a more attractive SPAC investment is available for purchase. If the Fund holds common stock of a SPAC that fails to complete a business combination in the pre-determined time frame, the Fund will be entitled to receive a pro rata share of the value of the trust account. Under normal market conditions, the Fund generally intends to hold between 75-100 SPAC positions at any given point in time.

The Sub-Adviser maintains a real-time model that tracks all publicly traded pre-merger SPAC common stock shares and units. The model ranks the attractiveness of all pre-merger SPAC common shares based on the quantitative and qualitative factors identified above. The Sub-Adviser believes that SPACs with a higher likelihood of completing a business combination, all other things being equal, offer greater upside potential (without any offsetting decrease in downside protection) than SPACs with a lower likelihood of completing a business combination. When ranking SPAC units with attached warrants the likelihood of completing a business combination has an even greater impact on the Sub-Adviser’s analysis. Although the terms of warrants may vary across SPACs, the warrants may have minimal market value if no business combination is completed, or they may convert to warrants with an extended redemption period (five-years in a typical SPAC structure) if a business combination is completed. Weightings of individual SPAC common shares and units in the Fund’s portfolio will be a function of relative attractiveness and market capitalization of the SPACs. The Sub-Adviser monitors the pre-merger SPAC universe in real time to determine which SPACs it deems most attractive versus most overvalued. The Sub-Adviser attempts to continuously own those SPACs that are most attractive and sell any it determines to be overvalued. The Sub-Adviser will also manage liquidity in the Fund’s portfolio by monitoring the average daily trading volumes of the individual positions held by the Fund.

The Fund is deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Associated Risks of Investments in SPACs. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

ETF Risk.

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

◦	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and may offset the level of capital appreciation attained by the Fund’s portfolio holdings thereby reducing investment returns. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

IPO Risk. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Small Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

U.S. Government and U.S. Agency Obligations Risk. The SPACs in which the Fund invests may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Warrants Risk. The Fund may purchase warrants to purchase equity securities. Investments in warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration. If the Fund holds warrants associated with a SPAC that does not complete a business combination within the designated time period, the warrants held by the Fund will expire and lose all value.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.robinsonetfs.com.

Management

Investment Adviser

Toroso Investments, LLC serves as investment adviser to the Fund.

Sub-Adviser

Robinson Capital Management, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

James C. Robinson, Chief Executive Officer and Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in June 2021.

Jonathan P. Browne, Portfolio Manager and Director of Research for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in June 2021.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in June 2021.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in June 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.robinsonetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.